EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eugene B. Witkowicz, Executive Vice President, Chief Financial Officer and Corporate Secretary of TierOne Corporation (“Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to the best of my knowledge, that:

(1)	The Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2005 (“Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2005	By: /s/ Eugene B. Witkowicz
Eugene B. Witkowicz, Executive Vice
President and Chief Financial Officer